Exhibit 4.6

Dated the day of March 1, 2014

THE PERSONS NAMED IN SCHEDULE 1

(as the “Transferors”)

and

IKANG HEALTHCARE GROUP, INC.

(as the “Company”)

and

IKANG GUOBIN HEALTHCARE GROUP, INC.

SHARE SWAP AGREEMENT

THIS AGREEMENT is made the day of March 1, 2014

BETWEEN:

(1)	The persons whose names and addresses are set out in the first column of Schedule 1 (each, a “Transferor” and collectively, the “Transferors”);

(2)	IKANG HEALTHCARE GROUP, INC., a company incorporated with limited liability in the Cayman Islands and its registered office is situate at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman, KY1-1111, Cayman Islands (the “Company”); and

(3)	IKANG GUOBIN HEALTHCARE GROUP, INC., a company incorporated with limited liability in the British Virgin Islands and its registered office is situate at the offices of Moore Stephens International Services (BVI) Limited, Palm Grove house, P.O. Box 3186, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (“BVI Sub”).

RECITALS

WHEREAS:

(A)	The Transferors are the registered and beneficial owners of all of the issued shares of BVI Sub and their respective shareholdings in BVI Sub are set out opposite their respective names in the second column of Schedule 1.

(B)	The Transferors have agreed to transfer to the Company all of the issued shares of BVI Sub in exchange of the Company issuing and allotting to each of the Transferors the Consideration Shares set out opposite their respective names in the third column of Schedule 1.

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS

1.1.	In this Agreement (including the Recitals), the following expressions have the following meanings: -

“Completion”	means completion of the events set out in Clause 4;

“Consideration Shares”	means the shares in the Company to be allotted and issued to the Transferors in consideration of and exchange for the transfer of the BVI Sub Shares pursuant to Clause 2.2;

“BVI Sub Shares”	means the shares of BVI Sub, to be transferred to the Company pursuant to Clause 2.1;

“Shareholders’ Agreement”	means the Shareholders’ Agreement of BVI Sub entered into as of March 28, 2013 by and among BVI Sub, each of the Company Group Holdcos (as defined therein), the Founders (as defined therein) and the shareholders of BVI Sub;

“US$”	means United States dollars.

1.2.	Clause headings are for convenience only and shall not affect the construction of this Agreement.

1.3.	The expression “Company” and “Transferors” shall, where the context provides, include their respective successors, personal representatives and permitted assigns.

1.4.	References herein to Clauses, Recitals and Schedules are to clauses of and recitals and schedules to this Agreement unless the context requires otherwise and references to this Agreement include the Schedules.

1.5.	References herein to this Agreement are to this agreement for the acquisition of the entire issued share capital of the Company as amended, varied and modified from time to time.

1.6.	Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing a gender include every gender.

1.7.	All warranties, representation, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into severally.

2.	SHARE SWAP

2.1.	Subject to the provisions of this Agreement, each of the Transferors shall as registered and beneficial owner sell and transfer to the Company and the Company shall purchase and accept transfer of the number of BVI Sub Shares set out opposite the respective names of the Transferors in the second column of Schedule 1 free from all claims, liens, charges, encumbrances, equities and other third party rights whatsoever and together with all rights now or hereafter attaching thereto.

2.2.	The Company shall, in consideration of the aforesaid sales and transfer, allot and issue, credited as fully paid, the Consideration Shares to each of the Transferors, the number of which are set out against each such Transferor’s name in the third column of Schedule 1.

2.3.	Each of the Transferors hereby waives all right of first refusal, right of co-sale and pre-emptive right over the BVI Sub Shares or any of them or any proceeds deriving therefrom to which they or any other person may be entitled under the memorandum of association and articles of association of the BVI Sub or otherwise to the extent required for the sale and purchase of the BVI Sub Shares in accordance with the terms of this Agreement.

2.4.	The Investors (as defined in the Shareholders’ Agreement), who collectively comprise the Majority Series F Holders (as defined in the Shareholders’ Agreement), hereby consent to the sale and transfer of the Founders’ BVI Sub Shares, pursuant to Section 2.2 of the Shareholders’ Agreement.

3.	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE TRANSFERORS

3.1.	Each of the Transferors hereby severally represents, warrants and undertakes to the Company (to the intent that the provisions of this Clause shall continue to have full force and effect notwithstanding Completion) in the terms set out in Part A of Schedule 2 and acknowledge that the Company in entering into this Agreement is relying on such representations, warranties and undertakings and the accuracy of the matters disclosed and that the Company shall be entitled to treat the same as conditions of this Agreement. Each of the Transferors also severally represents, warrants and undertakes to the Company that the information and/or statements contained in Recital (A) are and will at all times up to and including Completion be true, complete and accurate in all respects with respect to itself.

3.2.	BVI Sub hereby represents, warrants and undertakes to each of the Transferors (to the intent that the provisions of this Clause shall continue to have full force and effect notwithstanding Completion) in the terms set out in Part B of Schedule 2 and acknowledge that each of the Transferors in entering into this Agreement is relying on such representations, warranties and undertakings and the accuracy of the matters disclosed and that each of the Transferors shall be entitled to treat the same as conditions of this Agreement.

3.3.	The Company hereby represents, warrants and undertakes to each of the Transferors (to the intent that the provisions of this Clause shall continue to have full force and effect notwithstanding Completion) in the terms set out in Part C of Schedule 2 and acknowledge that each of the Transferors in entering into this Agreement is relying on such representations, warranties and undertakings and the accuracy of the matters disclosed and that each of the Transferors shall be entitled to treat the same as conditions of this Agreement.

3.4.	The said representations, warranties and undertakings are given subject to the qualifications set out in this Agreement but no other information relating to the Company of which the Company has knowledge (actual or constructive) and no investigation by or on behalf of the Company shall prejudice any claim by the Company under such representations, warranties and undertakings or under the indemnity contained in Clause 3.8 or operate to reduce any amount recoverable, nor shall it be a defence to any claim against the Transferors or any of them that the Company knew or ought to have known or had constructive knowledge of any information relating to the circumstances giving rise to such claim.

3.5.	Each of the representations, warranties and undertakings set out in Schedule 2 shall be separate and independent and save as expressly provided shall not be limited or restricted by reference to or inference from the terms of any other representations, warranties and undertakings or any other part of this Agreement.

3.6.	The representations, warranties and undertakings set out in Schedule 2 shall be deemed to be repeated at Completion as if all references to Schedule 2 to the date of this Agreement were references to the date of Completion.

3.7.	In the event of it being found prior to Completion that any of the said representations, warranties or undertakings are untrue, misleading or incorrect or have not been fully carried out in any material respect (except for those which are expressly allowed to be carried out at a later time), or in the event of any matter or thing arising or becoming known or being notified to the Company which is inconsistent with any such representation, warranty or undertaking or any other provision of this Agreement or in the event of the Transferors becoming unable or failing to do anything required to be done by them at or before Completion, the Company shall not be bound to proceed to Completion and the Company may by notice rescind this Agreement without any liability on its part. The right conferred upon the Company by this Clause is in addition to and without prejudice to any other rights of the Company (including any rights to claim damages or compensation from the Transferors by reason of any such breach or non-fulfillment) and failure to exercise it shall not constitute a waiver of any such rights.

3.8.	Each of the Transferors hereby severally undertakes to indemnify the Company on a full indemnity basis and hold the Company harmless from and against any loss, liability, damages or claims suffered by the Company or the Company including all charges, interests and penalties as a result of or in connection with any breach of any of the said representations, warranties and undertakings and or any other terms of this Agreement by such Transferor including, but not limited to, any diminution in the value of the assets of and/or any payment made or required to be made by the Company or the Company and any costs and expenses incurred as a result of such breach or in connection with the rectification of any of such breach provided that the indemnity contained in this Clause shall be without prejudice to any other rights and remedies of the Company in relation to any such breach of representation, warranty or undertaking and all such other rights and remedies are hereby expressly reserved to the Company.

3.9.	Each of the Transferors undertakes to promptly notify the Company in writing of any matter or thing of which such Transferor becomes aware which is or may in its reasonable opinion be or lead to a breach of or be inconsistent with any of the representations warranties and undertakings herein contained with respect to itself.

3.10.	Each of the Transferors undertakes, in relation to any warranty which refers to the knowledge, information and belief of the Transferors, that it has made full enquiry into the subject matter of that warranty and that it does not have the knowledge, information or belief that the subject matter of that warranty may not be correct, complete or accurate.

4.	COMPLETION

4.1.	Completion shall take place at the Company’s offices forthwith after the signing of this Agreement or such other place and time as may be agreed between the Transferors and the Company.

4.2.	All of the actions to be taken by each Transferor pursuant to Completion for such Transferor’s BVI Sub Shares shall be subject to such Completion occurring simultaneously with Completion for each of the other Transferors’ BVI Sub Shares, and none of the actions with respect to Completion for a Transferor shall be deemed to have occurred until Completion with respect to each Transferor is complete.

4.3.	At Completion, each Transferor shall:

(a)	deliver or procure to be delivered to the Company:

(i)	the original share certificates for the BVI Sub Shares (if any have been issued previously) held by such Transferor;

(ii)	(if so requested by the directors of the Company) share transfer forms duly executed by such Transferor in respect of the transfer by such Transferor to the Company of its BVI Sub Shares;

(iii)	a true copy certified by a director of BVI Sub of the board resolutions of BVI Sub approving the transfer by the Transferors to the Company of the BVI Sub Shares and the execution, delivery and performance of this Agreement, the updating of the register of members of BVI Sub and registration of the Company as a member of BVI Sub and the issue of share certificates in respect of the BVI Sub Shares to the Company;

(iv)	such other documents as may be required to give a good, complete and effective transfer of title of the BVI Sub Shares to the Company and to enable the Company to become the registered holder(s) thereof, if applicable; and

(b)	procure that the Company be duly registered as the holder of the BVI Sub Shares subject to the memorandum and articles of association of BVI Sub and arrange and/or procure the issuance of the share certificates in respect of the BVI Sub Shares and the due delivery of the same to the Company.

4.4.	At Completion, the Company shall:

(a)	deliver or procure to be delivered to each of the Transferors a true copy (certified by a director of the Company) of its board resolutions approving the acceptance of the transfer by the Transferors of their respective BVI Sub Shares to the Company, the execution, delivery and performance of this Agreement, the allotment and issue by the Company of the relevant number of Consideration Shares to each of the Transferors and/or its nominees in the manner and as provided and referred to in Clause 2.2, all credited as fully paid, the updating of the Company’s register of members, and the appointment of directors to the board of the Company such that the board of the Company comprises the same members as the board of BVI Sub as at immediately before the date of this Agreement;

(b)	deliver or procure to be delivered to each of the Transferors a true copy (certified by a director of the Company) of its shareholders’ resolution adopting the amended memorandum and articles of association substantially in the form attached hereto as Schedule 3 (“Amended Articles”) and approving the amendments to the authorized share capital as specified in the Amended Articles;

(c)	simultaneously with the transfer by each Transferor of its BVI Sub Shares to the Company, allot and issue the Consideration Shares to each such Transferor and/or its nominees in the manner and as provided and referred to in Clause 2.2;

(d)	deliver or procure to be delivered to each of the Transferors a true copy certified by the registered agent of the Company of the updated register of directors of the Company as at immediately following Completion, reflecting the appointment of directors to the board of the Company such that the board of the Company comprises the same members as the board of BVI Sub as at immediately before the date of this Agreement;

(e)	deliver or procure to be delivered to each of the Transferors a true copy certified by the registered agent of BVI Sub of the updated register of members of BVI Sub as at immediately following Completion reflecting the sale and transfer by all of the Transferors of all of their respective BVI Sub Shares to the Company; and

(f)	deliver or procure to be delivered to each of the Transferors a true copy certified by the registered office of the Company of the updated register of members of the Company as at immediately following Completion reflecting the issue and allotment by the Company of all of the relevant number of Consideration Shares to each of the Transferors and/or its nominees in the manner and as provided and referred to in Clause 2.2 and share certificates in respect of the relevant number of Consideration Shares to each of the Transferors and/or its nominees.

4.5.	At Completion, the Company, BVI Sub, the Transferors and the other parties thereto shall enter into the Shareholders’ Agreement of the Company, substantially in the form appended hereto at Schedule 4 (“Cayman Co Shareholders’ Agreement”), and the Company shall deliver or procure to be delivered to each of the Transferors an original copy of the Cayman Co Shareholders’ Agreement duly executed by each of the parties thereto.

4.6.	The transfer by a Transferor of the BVI Sub Shares to the Company under Clause 4.3 (“BVI Sub Transfer”) and the issue and allotment under Clause 4.4 by the Company of Consideration Shares to such Transferor and/or its nominees in the manner and as provided and referred to in Clause 2.2 (“Cayman Co Issue”) shall occur simultaneously, and none of the actions with respect to the BVI Sub Transfer or the Cayman Co Issue with respect to a Transferor shall be deemed to have occurred until all of the steps for the BVI Sub Transfer and Cayman Co Issue are complete.

5.	FURTHER ASSURANCE

Each of the Transferors and the Company shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary to vest in the Company full and absolute title in the BVI Sub Shares and give full effect to the terms of this Agreement.

6.	COSTS

All taxes (if any) in relation to the transfer of the BVI Sub Shares shall be borne by the Company solely.

7.	NOTICES

7.1.	Each communication under this Agreement shall be made in writing but, unless otherwise stated, may be made by facsimile or letter. Each communication or document to be delivered to any party under this Agreement shall be sent to that party at the facsimile number or address set out below their name in Schedule 1.

7.2	All communications shall be served by the following means and the addressee of a communication shall be deemed to have received the same within the time stated adjacent to the relevant means of dispatch.

7.3	Any such communication will take effect, in the case of a letter sent by registered post, on the third day after posting; in the case of a letter sent by courier, at the time of delivery; in the case of facsimile transmission, at the time of despatch if the correct error-free transmission report is received; provided that if such communication would take effect outside business hours then it shall be deemed to be received on the next business day in the place of receipt. Any communication not by letter shall be confirmed by letter but failure to send or receive the letter of confirmation shall not invalidate the original communication.

8.	COUNTERPARTS

This Agreement may be executed in counterparts and by fax or other electronic means, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.

9.	ASSIGNMENT

This Agreement shall be binding on and shall enure for the benefit of the successors and assignees of the parties hereto but shall not be capable of assignment by any party without the written consent of the other party.

10.	GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of the British Virgin Islands and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of British Virgin Islands.

SCHEDULE 1

THE TRANSFERORS

Names and registered office of the Transferors	Number and class of BVI Sub Shares to be transferred to the Company	Number of Consideration Shares to be issued and allotted to the Transferor	Number of Shares in the Company held by the Transferor prior to the Completion	Total Number of shares in the Company held by the Transferor after the Completion

Gold Partner Consultants Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	357,865 Class A Common Shares of US$0.01 par value each	357,865 Class A Common Shares of US$0.01 par value each	-	357,865 Class A Common Shares of US$0.01 par value each

Zero Gap Treasure Inc. Sea Meadow House, Blackburne Highway, Road Town, Tortola, British Virgin Islands	200,190 Class A Common Shares of US$0.01 par value each	200,190 Class A Common Shares of US$0.01 par value each	-	200,190 Class A Common Shares of US$0.01 par value each

Gamay Portfolio Inc. Pasea Estate, Road Town, Tortola, British Virgin Islands	3,323 Class A Common Shares of US$0.01 par value each	3,323 Class A Common Shares of US$0.01 par value each	-	3,323 Class A Common Shares of US$0.01 par value each

Nexus Concept Limited Woodbourne Hall, Road Town, Tortola, British Virgin Islands	3,323 Class A Common Shares of US$0.01 par value each	3,323 Class A Common Shares of US$0.01 par value each	-	3,323 Class A Common Shares of US$0.01 par value each

Sino Advance Limited Sea Meadow House, Blackburne Highway, Road Town, Tortola, British Virgin Islands	3,323 Class A Common Shares of US$0.01 par value each	3,323 Class A Common Shares of US$0.01 par value each	-	3,323 Class A Common Shares of US$0.01 par value each

Top Media Holdings Limited P.O. Box 3321, Drake Chambers, Road Town, Tortola, British Virgin Islands	67,601 Class A Common Shares of US$0.01 par value each	67,601 Class A Common Shares of US$0.01 par value each	-	67,601 Class A Common Shares of US$0.01 par value each

ShanghaiMed, Inc. Palm Grove House, P.O. Box 3186, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	196,139 Class A Common Shares of US$0.01 par value each	196,139 Class A Common Shares of US$0.01 par value each	-	196,139 Class A Common Shares of US$0.01 par value each

Time Intelligent Finance Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	116,131 Class A Common Shares of US$0.01 par value each	116,130 Class A Common Shares of US$0.01 par value each	One (1) Ordinary Share of US$0.01 par value each	116,131 Class A Common Shares of US$0.01 par value each

Wisdom Power International Limited Akara Building, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	11,914 Class A Common Shares of US$0.01 par value each	11,914 Class A Common Shares of US$0.01 par value each	-	11,914 Class A Common Shares of US$0.01 par value each

Top Fortune Win Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	1,551,120 Class A Common Shares of US$0.01 par value each	1,551,120 Class A Common Shares of US$0.01 par value each	-	1,551,120 Class A Common Shares of US$0.01 par value each

Favoured Star Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	168,327 Class A Common Shares of US$0.01 par value each	168,327 Class A Common Shares of US$0.01 par value each	-	168,327 Class A Common Shares of US$0.01 par value each

Star Rising Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	442,943 Class A Common Shares of US$0.01 par value each	442,943 Class A Common Shares of US$0.01 par value each	-	442,943 Class A Common Shares of US$0.01 par value each

Perfect Fortune Success Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	153,304 Class A Common Shares of US$0.01 par value each	153,304 Class A Common Shares of US$0.01 par value each	-	153,304 Class A Common Shares of US$0.01 par value each

Fortune Diamond Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	497,732 Class A Common Shares of US$0.01 par value each	497,732 Class A Common Shares of US$0.01 par value each	-	497,732 Class A Common Shares of US$0.01 par value each

Intellect First Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	58,568 Class A Common Shares of US$0.01 par value each	58,568 Class A Common Shares of US$0.01 par value each	-	58,568 Class A Common Shares of US$0.01 par value each

Pacven Walden Ventures VI, L.P. One California Street, 28th Floor, San Francisco, CA 94111, U.S.A.	6,388 Class A Common Shares of US$0.01 par value each	6,388 Class A Common Shares of US$0.01 par value each	-	6,388 Class A Common Shares of US$0.01 par value each

Pacven Walden Ventures Parallel VI, L.P. One California Street, 28th Floor, San Francisco, CA 94111, U.S.A.	497 Class A Common Shares of US$0.01 par value each	497 Class A Common Shares of US$0.01 par value each	-	497 Class A Common Shares of US$0.01 par value each

Fulberto Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	2,427 Class A Common Shares of US$0.01 par value each	2,427 Class A Common Shares of US$0.01 par value each	-	2,427 Class A Common Shares of US$0.01 par value each

Ying Ci Blk B, Flat 525, 23 A Kung Ngam Road, Shaukian, Hong Kong	364 Class A Common Shares of US$0.01 par value each	364 Class A Common Shares of US$0.01 par value each	-	364 Class A Common Shares of US$0.01 par value each

Popular World Ltd Akara Bldg, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	842 Class A Common Shares of US$0.01 par value each	842 Class A Common Shares of US$0.01 par value each	-	842 Class A Common Shares of US$0.01 par value each

United Sheen Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	3,549 Class A Common Shares of US$0.01 par value each	3,549 Class A Common Shares of US$0.01 par value each	-	3,549 Class A Common Shares of US$0.01 par value each

Clarity Creek International Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	1,993 Class A Common Shares of US$0.01 par value each	1,993 Class A Common Shares of US$0.01 par value each	-	1,993 Class A Common Shares of US$0.01 par value each

Easejoint Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	390,511 Class A Common Shares of US$0.01 par value each	390,511 Class A Common Shares of US$0.01 par value each	-	390,511 Class A Common Shares of US$0.01 par value each

Honor Shine Group Limited Akara Bldg., 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands	200,000 Class A Common Shares of US$0.01 par value each	200,000 Class A Common Shares of US$0.01 par value each	-	200,000 Class A Common Shares of US$0.01 par value each

NewQuest Asia Investments Limited c/o Trident Trust Company (Mauritius), 5th Floor, Barkly Wharf, Le Caudan Waterfront, Port Louis, Mauritius	34,303 Class A Common Shares of US$0.01 par value each	34,303 Class A Common Shares of US$0.01 par value each	-	34,303 Class A Common Shares of US$0.01 par value each

MAX MAJOR CORP. c/o CCS Management Limited, 263 Main Street, P.O. Box 2196, Road Town, Tortola, British Virgin Islands	3,056 Class A Common Shares of US$0.01 par value each	3,056 Class A Common Shares of US$0.01 par value each	-	3,056 Class A Common Shares of US$0.01 par value each

Zhang Xiao Qi 65C, Tower 5, Sorrento, No. 1 Austin Road, Kowloon, Hong Kong	6,292 Class A Common Shares of US$0.01 par value each	6,292 Class A Common Shares of US$0.01 par value each	-	6,292 Class A Common Shares of US$0.01 par value each

OPULENT LION LIMITED NovaSage Chambers, P.O. Box 4389, Road Town, Tortola, British Virgin Islands	78,432 Class A Common Shares of US$0.01 par value each	78,432 Class A Common Shares of US$0.01 par value each	-	78,432 Class A Common Shares of US$0.01 par value each

Hugo Shong 2340 VILIA HEIGHTS RD, PASADENA CA 91109-1144, USA	39,216 Class A Common Shares of US$0.01 par value each	39,216 Class A Common Shares of US$0.01 par value each	-	39,216 Class A Common Shares of US$0.01 par value each

ShanghaiMed, Inc. Palm Grove House, P.O. Box 3186, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	1,570,000 Class B Common Shares of US$0.01 par value each	1,570,000 Class B Common Shares of US$0.01 par value each	-	1,570,000 Class B Common Shares of US$0.01 par value each

ShanghaiMed, Inc. Palm Grove House, P.O. Box 3186, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	770,000 Series A Preferred Shares of US$0.01 par value each	770,000 Series A Preferred Shares of US$0.01 par value each	-	770,000 Series A Preferred Shares of US$0.01 par value each

Gold Partner Consultants Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	50,000 Series A Preferred Shares of US$0.01 par value each	50,000 Series A Preferred Shares of US$0.01 par value each	-	50,000 Series A Preferred Shares of US$0.01 par value each

Time Intelligent Finance Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	123,305 Series A Preferred Shares of US$0.01 par value each	123,305 Series A Preferred Shares of US$0.01 par value each	-	123,305 Series A Preferred Shares of US$0.01 par value each

Clarity Creek International Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	20,000 Series A Preferred Shares of US$0.01 par value each	20,000 Series A Preferred Shares of US$0.01 par value each	-	20,000 Series A Preferred Shares of US$0.01 par value each

Wisdom Power International Limited Akara Building, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	50,000 Series A Preferred Shares of US$0.01 par value each	50,000 Series A Preferred Shares of US$0.01 par value each	-	50,000 Series A Preferred Shares of US$0.01 par value each

Pacven Walden Ventures VI, L.P. One California Street, 28th Floor, San Francisco, CA 94111, U.S.A. (R.O. : P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, British West Indies)	29,097 Series A Preferred Shares of US$0.01 par value each	29,097 Series A Preferred Shares of US$0.01 par value each	-	29,097 Series A Preferred Shares of US$0.01 par value each

Pacven Walden Ventures Parallel VI, L.P. One California Street, 28th Floor, San Francisco, CA 94111, U.S.A. (R.O. : P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, British West Indies)	2,266 Series A Preferred Shares of US$0.01 par value each	2,266 Series A Preferred Shares of US$0.01 par value each	-	2,266 Series A Preferred Shares of US$0.01 par value each

Top Fortune Win Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	50,000 Series A Preferred Shares of US$0.01 par value each	50,000 Series A Preferred Shares of US$0.01 par value each	-	50,000 Series A Preferred Shares of US$0.01 par value each

ShanghaiMed, Inc. Palm Grove House, P.O. Box 3186, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	52,268 Series B Preferred Shares of US$0.01 par value each	52,268 Series B Preferred Shares of US$0.01 par value each	-	52,268 Series B Preferred Shares of US$0.01 par value each

Time Intelligent Finance Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	159,679 Series B Preferred Shares of US$0.01 par value each	159,679 Series B Preferred Shares of US$0.01 par value each	-	159,679 Series B Preferred Shares of US$0.01 par value each

WI Harper Inc Fund VI Ltd. P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	474,421 Series B Preferred Shares of US$0.01 par value each	474,421 Series B Preferred Shares of US$0.01 par value each	-	474,421 Series B Preferred Shares of US$0.01 par value each

WI Harper Inc Fund VI Ltd. P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	683,055 Series C-1 Preferred Shares of US$0.01 par value each	683,055 Series C-1 Preferred Shares of US$0.01 par value each	-	683,055 Series C-1 Preferred Shares of US$0.01 par value each

MAX MAJOR CORP. c/o CCS Management Limited, 263 Main Street, P.O. Box 2196, Road Town, Tortola, British Virgin Islands	63,540 Series C-1 Preferred Shares of US$0.01 par value each	63,540 Series C-1 Preferred Shares of US$0.01 par value each	-	63,540 Series C-1 Preferred Shares of US$0.01 par value each

Zhang Xiao Qi 65C, Tower 5, Sorrento, No. 1 Austin Road, Kowloon, Hong Kong	47,655 Series C-1 Preferred Shares of US$0.01 par value each	47,655 Series C-1 Preferred Shares of US$0.01 par value each	-	47,655 Series C-1 Preferred Shares of US$0.01 par value each

Top Media Holdings Limited P.O. Box 3321, Drake Chambers, Road Town, Tortola, British Virgin Islands	126,286 Series C-2 Preferred Shares of US$0.01 par value each	126,286 Series C-2 Preferred Shares of US$0.01 par value each	-	126,286 Series C-2 Preferred Shares of US$0.01 par value each

Time Intelligent Finance Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	392,889 Series C-3 Preferred Shares of US$0.01 par value each	392,889 Series C-3 Preferred Shares of US$0.01 par value each	-	392,889 Series C-3 Preferred Shares of US$0.01 par value each

ShanghaiMed, Inc. Palm Grove House, P.O. Box 3186, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	631,429 Series C-3 Preferred Shares of US$0.01 par value each	631,429 Series C-3 Preferred Shares of US$0.01 par value each	-	631,429 Series C-3 Preferred Shares of US$0.01 par value each

Top Fortune Win Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	1,748,473 Series D-1 Preferred Shares of US$0.01 par value each	1,748,473 Series D-1 Preferred Shares of US$0.01 par value each	-	1,748,473 Series D-1 Preferred Shares of US$0.01 par value each

Favoured Star Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	179,102 Series D-1 Preferred Shares of US$0.01 par value each	179,102 Series D-1 Preferred Shares of US$0.01 par value each	-	179,102 Series D-1 Preferred Shares of US$0.01 par value each

Star Rising Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	61,949 Series D-1 Preferred Shares of US$0.01 par value each	61,949 Series D-1 Preferred Shares of US$0.01 par value each	-	61,949 Series D-1 Preferred Shares of US$0.01 par value each

Fortune Diamond Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	43,658 Series D-1 Preferred Shares of US$0.01 par value each	43,658 Series D-1 Preferred Shares of US$0.01 par value each	-	43,658 Series D-1 Preferred Shares of US$0.01 par value each

Time Intelligent Finance Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	470,758 Series D-1 Preferred Shares of US$0.01 par value each	470,758 Series D-1 Preferred Shares of US$0.01 par value each	-	470,758 Series D-1 Preferred Shares of US$0.01 par value each

Fulberto Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	150,000 Series D-1 Preferred Shares of US$0.01 par value each	150,000 Series D-1 Preferred Shares of US$0.01 par value each	-	150,000 Series D-1 Preferred Shares of US$0.01 par value each

Ying Ci Blk B, Flat 525, 23 A Kung Ngam Road, Shaukian, Hong Kong	30,000 Series D-1 Preferred Shares of US$0.01 par value each	30,000 Series D-1 Preferred Shares of US$0.01 par value each	-	30,000 Series D-1 Preferred Shares of US$0.01 par value each

Popular World Ltd Akara Bldg, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	69,372 Series D-1 Preferred Shares of US$0.01 par value each	69,372 Series D-1 Preferred Shares of US$0.01 par value each	-	69,372 Series D-1 Preferred Shares of US$0.01 par value each

Pacven Walden Ventures VI, L.P. One California Street, 28th Floor, San Francisco, CA 94111, U.S.A. (R.O. : P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, British West Indies)	57,829 Series D-1 Preferred Shares of US$0.01 par value each	57,829 Series D-1 Preferred Shares of US$0.01 par value each	-	57,829 Series D-1 Preferred Shares of US$0.01 par value each

Pacven Walden Ventures Parallel VI, L.P. One California Street, 28th Floor, San Francisco, CA 94111, U.S.A. (R.O. : P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, British West Indies)	4,503 Series D-1 Preferred Shares of US$0.01 par value each	4,503 Series D-1 Preferred Shares of US$0.01 par value each	-	4,503 Series D-1 Preferred Shares of US$0.01 par value each

Splendour Path Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	75,000 Series D-1 Preferred Shares of US$0.01 par value each	75,000 Series D-1 Preferred Shares of US$0.01 par value each	-	75,000 Series D-1 Preferred Shares of US$0.01 par value each

Wisdom Power International Limited Akara Building, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	35,000 Series D-1 Preferred Shares of US$0.01 par value each	35,000 Series D-1 Preferred Shares of US$0.01 par value each	-	35,000 Series D-1 Preferred Shares of US$0.01 par value each

Celestial Speed Investments Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	50,000 Series D-1 Preferred Shares of US$0.01 par value each	50,000 Series D-1 Preferred Shares of US$0.01 par value each	-	50,000 Series D-1 Preferred Shares of US$0.01 par value each

Chrisfield Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	50,000 Series D-1 Preferred Shares of US$0.01 par value each	50,000 Series D-1 Preferred Shares of US$0.01 par value each	-	50,000 Series D-1 Preferred Shares of US$0.01 par value each

AvantaLion, LLC 2711 Centerville Road, Suite 400, Wilmington, Country of New Castle, Delaware, USA	463,220 Series D-1 Preferred Shares of US$0.01 par value each	463,220 Series D-1 Preferred Shares of US$0.01 par value each	-	463,220 Series D-1 Preferred Shares of US$0.01 par value each

Top Fortune Win Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	1,098,982 Series D-2 Preferred Shares of US$0.01 par value each	1,098,982 Series D-2 Preferred Shares of US$0.01 par value each	-	1,098,982 Series D-2 Preferred Shares of US$0.01 par value each

Favoured Star Ltd. P.O. Box 3321, Drake Chambers, Road Town, Tortola, British Virgin Islands	119,402 Series D-2 Preferred Shares of US$0.01 par value each	119,402 Series D-2 Preferred Shares of US$0.01 par value each	-	119,402 Series D-2 Preferred Shares of US$0.01 par value each

Time Intelligent Finance Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	69,058 Series D-2 Preferred Shares of US$0.01 par value each	69,058 Series D-2 Preferred Shares of US$0.01 par value each	-	69,058 Series D-2 Preferred Shares of US$0.01 par value each

Clarity Creek International Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	100,000 Series D-2 Preferred Shares of US$0.01 par value each	100,000 Series D-2 Preferred Shares of US$0.01 par value each	-	100,000 Series D-2 Preferred Shares of US$0.01 par value each

Zero2IPO China Angel Fund I, L.P. Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111	61,105 Series D-2 Preferred Shares of US$0.01 par value each	61,105 Series D-2 Preferred Shares of US$0.01 par value each	-	61,105 Series D-2 Preferred Shares of US$0.01 par value each

Zero2IPO China Angel Affiliates Fund I, L.L.C. Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111	3,673 Series D-2 Preferred Shares of US$0.01 par value each	3,673 Series D-2 Preferred Shares of US$0.01 par value each	-	3,673 Series D-2 Preferred Shares of US$0.01 par value each

Pacven Walden Ventures VI, L.P. One California Street, 28th Floor, San Francisco, CA 94111, U.S.A. (R.O. : P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, British West Indies)	336,274 Series D-2 Preferred Shares of US$0.01 par value each	336,274 Series D-2 Preferred Shares of US$0.01 par value each	-	336,274 Series D-2 Preferred Shares of US$0.01 par value each

Pacven Walden Ventures Parallel VI, L.P. One California Street, 28th Floor, San Francisco, CA 94111, U.S.A. (R.O. : P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, British West Indies)	26,184 Series D-2 Preferred Shares of US$0.01 par value each	26,184 Series D-2 Preferred Shares of US$0.01 par value each	-	26,184 Series D-2 Preferred Shares of US$0.01 par value each

WI Harper Inc Fund VI Ltd. P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	141,166 Series D-2 Preferred Shares of US$0.01 par value each	141,166 Series D-2 Preferred Shares of US$0.01 par value each	-	141,166 Series D-2 Preferred Shares of US$0.01 par value each

AvantaLion, LLC	116,780 Series D-2 Preferred Shares of US$0.01 par value each	116,780 Series D-2 Preferred Shares of US$0.01 par value each	-	116,780 Series D-2 Preferred Shares of US$0.01 par value each

United Sheen Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	292,463 Series E Preferred Shares of US$0.01 par value each	292,463 Series E Preferred Shares of US$0.01 par value each	-	292,463 Series E Preferred Shares of US$0.01 par value each

Pacven Walden Ventures VI, L.P. One California Street, 28th Floor, San Francisco, CA 94111, U.S.A. (R.O. : P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, British West Indies)	180,890 Series E Preferred Shares of US$0.01 par value each	180,890 Series E Preferred Shares of US$0.01 par value each	-	180,890 Series E Preferred Shares of US$0.01 par value each

Pacven Walden Ventures Parallel VI, L.P. One California Street, 28th Floor, San Francisco, CA 94111, U.S.A. (R.O. : P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, British West Indies)	14,085 Series E Preferred Shares of US$0.01 par value each	14,085 Series E Preferred Shares of US$0.01 par value each	-	14,085 Series E Preferred Shares of US$0.01 par value each

Clarity Creek International Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	11,699 Series E Preferred Shares of US$0.01 par value each	11,699 Series E Preferred Shares of US$0.01 par value each	-	11,699 Series E Preferred Shares of US$0.01 par value each

NewQuest Asia Investments Limited c/o Trident Trust Company (Mauritius), 5th Floor, Barkly Wharf, Le Caudan Waterfront, Port Louis, Mauritius	2,226,536 Series E Preferred Shares of US$0.01 par value each	2,226,536 Series E Preferred Shares of US$0.01 par value each	-	2,226,536 Series E Preferred Shares of US$0.01 par value each

C. Power Enterprise Limited c/o Maples Finance BVI Limited of Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Islands	30,000 Series E Preferred Shares of US$0.01 par value each	30,000 Series E Preferred Shares of US$0.01 par value each	-	30,000 Series E Preferred Shares of US$0.01 par value each

MAX MAJOR CORP. c/o CCS Management Limited, 263 Main Street, P.O. Box 2196, Road Town, Tortola, British Virgin Islands	38,995 Series E Preferred Shares of US$0.01 par value each	38,995 Series E Preferred Shares of US$0.01 par value each	-	38,995 Series E Preferred Shares of US$0.01 par value each

Zhang Xiao Qi 65C, Tower 5, Sorrento, No. 1 Austin Road, Kowloon, Hong Kong	77,990 Series E Preferred Shares of US$0.01 par value each	77,990 Series E Preferred Shares of US$0.01 par value each	-	77,990 Series E Preferred Shares of US$0.01 par value each

Ora Investment Pte Ltd. 168 Robinson Road, #37-01 Capital Tower, Singapore 068912	816,193 Series E Preferred Shares of US$0.01 par value each	816,193 Series E Preferred Shares of US$0.01 par value each	-	816,193 Series E Preferred Shares of US$0.01 par value each

BEIDMHK Holding Limited Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands	600,606 Series E Preferred Shares of US$0.01 par value each	600,606 Series E Preferred Shares of US$0.01 par value each	-	600,606 Series E Preferred Shares of US$0.01 par value each

Broad Street Principal Investments, L.L.C. Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, USA	3,028,125 Series F-1 Preferred Shares of US$0.01 par value each	3,028,125 Series F-1 Preferred Shares of US$0.01 par value each	-	3,028,125 Series F-1 Preferred Shares of US$0.01 par value each

MBD 2013, L.P. Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, USA	78,262 Series F-1 Preferred Shares of US$0.01 par value each	78,262 Series F-1 Preferred Shares of US$0.01 par value each	-	78,262 Series F-1 Preferred Shares of US$0.01 par value each

MBD 2013 Offshore, L.P. P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands	29,748 Series F-1 Preferred Shares of US$0.01 par value each	29,748 Series F-1 Preferred Shares of US$0.01 par value each	-	29,748 Series F-1 Preferred Shares of US$0.01 par value each

Bridge Street 2013, L.P. Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, USA	289,160 Series F-1 Preferred Shares of US$0.01 par value each	289,160 Series F-1 Preferred Shares of US$0.01 par value each	-	289,160 Series F-1 Preferred Shares of US$0.01 par value each

Bridge Street 2013 Offshore, L.P. P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands	65,728 Series F-1 Preferred Shares of US$0.01 par value each	65,728 Series F-1 Preferred Shares of US$0.01 par value each	-	65,728 Series F-1 Preferred Shares of US$0.01 par value each

Ora Investment Pte Ltd. 168 Robinson Road, #37-01 Capital Tower, Singapore 068912	3,117,173 Series F-1 Preferred Shares of US$0.01 par value each	3,117,173 Series F-1 Preferred Shares of US$0.01 par value each	-	3,117,173 Series F-1 Preferred Shares of US$0.01 par value each

BEIDMHK Holding Limited Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands	596,484 Series F-2 Preferred Shares of US$0.01 par value each	596,484 Series F-2 Preferred Shares of US$0.01 par value each	-	596,484 Series F-2 Preferred Shares of US$0.01 par value each

SCHEDULE 2

REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

Part A

Each of the Transferors hereby represents, declares and warrants that:

1.	It has full power and authority and has obtained all necessary consents, waivers and licenses to enter into and perform the obligations to be performed by it under or pursuant to this Agreement and any agreement to be entered into by it as herein mentioned.

2.	It is the registered and beneficial owner of the BVI Sub Shares held by it and is entitled to sell and/or transfer the BVI Sub Shares held by it and pass the full legal and beneficial ownership thereof with all rights thereto to the Company on the terms of this Agreement. Each of the BVI Sub Shares held by it is fully paid up. There is no option, pre-emption right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrance that has not been waived on, over or affecting, any shares of the BVI Sub held by it beyond the present issued shares nor have any claims been made by any company or persons entitled to or claiming to be entitled to any of the foregoing, and there is no agreement or commitment to give or create any of the foregoing.

Part B

BVI Sub hereby represents, declares and warrants that:

1.	It has full power and authority and has obtained all necessary consents, waivers and licenses to enter into and perform the obligations to be performed by it under or pursuant to this Agreement and any agreement to be entered into by it as herein mentioned.

Part C

The Company hereby represents, declares and warrants that:

1.	It is duly incorporated and organised, and is validly existing and in good standing, under the laws of the Cayman Islands.

2.	The particulars contained in Schedule 1 with respect to the share capital structure of the Company immediately before and immediately after Completion are true, accurate and not misleading. There are no encumbrances on any shares or equity interests in the Company or any arrangements or obligations to create any such encumbrances. The registered capital of the Company has been fully paid up.

3.	Other than the Consideration Shares to be issued to the Transferors on Completion and the rights contained in the Amended Articles to be adopted at Completion and the Cayman Co Shareholders’ Agreement to be entered into at Completion, no person has the right (whether exercisable now or in the future and whether contingent or not) to call for the allotment, conversion, issue, registration, sale, transfer, amortisation or repayment of any share, equity or loan capital or any other security giving rise to a right over the capital of the Company under any option or other agreement (including conversion rights and rights of pre-emption).

4.	It does not have any interest in and has not entered into any agreement to acquire, any equity interest or share capital or other security of any other company or entity other than the BVI Sub Shares pursuant to this Agreement, or has any branch, division, establishment or operations.

5.	It has not given any power of attorney or any other authority (express, implied or ostensible) which is still outstanding or effective to any person to enter into any contract or commitment or to do anything on its behalf.

6.	Since the date of its incorporation, it:

(a)	has not traded or carried on any business;

(b)	has not had any assets;

(c)	has not had any debts, liabilities or obligations (actual, contingent, present or future) or created any encumbrances;

(d)	has not entered into any contract; and

(e)	has not had any employees.

7.	It is not insolvent or unable to pay its debts, or in liquidation under the law of the Cayman Islands or other applicable laws.

8.	It is not involved, whether as claimant or defendant or other party in any claim, legal action, proceeding, suit, litigation, prosecution, investigation, enquiry, mediation or arbitration, actual, pending or threatened.

9.	It has full power and authority and has obtained all necessary consents, waivers and licenses to enter into and perform the obligations to be performed by it under or pursuant to this Agreement and any agreement to be entered into by it as herein mentioned.

10.	The Consideration Shares that are being issued to each of the Transferors hereunder, when issued, delivered and paid for in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, free from any encumbrances and will be free of restrictions on transfer (except for any restrictions on transfer under its memorandum and articles of association, the Cayman Companies Law and under the Cayman Co Shareholders’ Agreement, where applicable).

11.	Except as set forth in its memorandum and articles of association and the Cayman Co Shareholders’ Agreement, the Consideration Shares are not subject to any preemptive rights, rights of first refusal or other similar rights.

12.	All presently outstanding equity securities of the Company were duly and validly issued, fully paid and non-assessable, free and clear of any encumbrances and are free of restrictions on transfer (except for any restrictions on transfer under applicable securities laws and under the Cayman Co Shareholders’ Agreement) and have been issued in compliance with the requirements of all applicable securities laws.

13.	After the Amended Articles have been adopted by resolution of the shareholders of the Company and have become effective at Completion, the authorised capital of the Company will consist of:

60,000,000 shares divided into eleven classes: (a) 1,094,668 Series A Preferred Shares with a par value of US$0.01 each; (b) 686,368 Series B Preferred Shares with a par value of US$0.01 each; (c) 794,250 Series C-1 Preferred Shares with a par value of US$0.01 each; (d) 126,286 Series C-2 Preferred Shares with a par value of US$0.01 each; (e) 1,024,318 Series C-3 Preferred Shares with a par value of US$0.01 each; (f) 3,488,864 Series D-1 Preferred Shares with a par value of US$0.01 each; (g) 2,072,624 Series D-2 Preferred Shares with a par value of US$0.01 each; (h) 4,289,457 Series E Preferred Shares with a par value of US$0.01 each; (i) 6,608,196 Series F-1 Preferred Shares with a par value of US$0.01 each; (j) 596,484 Series F-2 Preferred Shares with a par value of US$0.01 each; (k) 37,648,485 Class A Common Shares with a par value of US$0.01 each; and (l) 1,570,000 Class B Common Shares with a par value of US$0.01 each.

SCHEDULE 3

AMENDED MEMORANDUM AND ARTICLES OF ASSOCIATION OF

IKANG HEALTHCARE GROUP, INC.

SCHEDULE 4

SHAREHOLDERS’ AGREEMENT OF

IKANG HEALTHCARE GROUP, INC.

Execution Page

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

The Company

SIGNED by

/s/ IKANG HEALTHCARE GROUP, INC.

BVI Sub

SIGNED by

/s/ IKANG GUOBIN HEALTHCARE
GROUP, INC.

Transferors

Class A Common Shares

SIGNED by

/s/ Gold Partner Consultants Limited

SIGNED by

/s/ Zero Gap Treasure Inc.

SIGNED by

/s/ Gamay Portfolio Inc.

SIGNED by

/s/ Nexus Concept Limited

SIGNED by

/s/ Sino Advance Limited

SIGNED by

/s/ Top Media Holdings Limited

Transferors

Class A Common Shares

SIGNED by

/s/ ShanghaiMed, Inc.

SIGNED by

/s/ Time Intelligent Finance Limited

SIGNED by

/s/ Wisdom Power International Limited

SIGNED by

/s/ Top Fortune Win Ltd.

SIGNED by

/s/ Favoured Star Ltd.

SIGNED by

/s/ Star Rising Ltd.

Transferors

Class A Common Shares

SIGNED by

/s/ Perfect Fortune Success Ltd.

SIGNED by

/s/ Fortune Diamond Ltd.

SIGNED by

/s/ Intellect First Limited

SIGNED by

/s/ Pacven Walden Ventures VI, L.P.

SIGNED by

/s/ Pacven Walden Ventures Parallel VI, L.P.

SIGNED by

/s/ Fullberto Limited

Transferors

Class A Common Shares

SIGNED by /s/ Ying Ci

SIGNED by

/s/ Popular World Ltd

SIGNED by

/s/ United Sheen Limited

SIGNED by

/s/ Clarity Creek International Limited

SIGNED by

/s/ Easejoint Limited

SIGNED by

/s/ Honor Shine Group Limited

Transferors

Class A Common Shares

SIGNED by

/s/ NewQuest Asia Investments Limited

SIGNED by

/s/ MAX MAJOR CORP.

SIGNED by /s/ Zhang Xiao Qi

SIGNED by

/s/ OPULENT LION LIMITED

SIGNED by
/s/ Hugo Shong

Transferors

Class B Common Shares

SIGNED by

/s/ ShanghaiMed, Inc.

Transferors

Series A Preferred Shares

SIGNED by

/s/ ShanghaiMed, Inc.

SIGNED by

/s/ Gold Partner Consultants Limited

SIGNED by

/s/ Time Intelligent Finance Limited

SIGNED by

/s/ Clarity Creek International Limited

SIGNED by

/s/ Wisdom Power International Limited

SIGNED by

/s/ Pacven Walden Ventures VI, L.P.

Transferors

Series A Preferred Shares

SIGNED by

/s/ Pacven Walden Ventures Parallel VI, L.P.

SIGNED by

/s/ Top Fortune Win Ltd.

Transferors

Series B Preferred Shares

SIGNED by

/s/ ShanghaiMed, Inc.

SIGNED by

/s/ Time Intelligent Finance Limited

SIGNED by

/s/ WI Harper Inc Fund VI Ltd.

Transferors

Series C-1 Preferred Shares

SIGNED by

/s/ WI Harper Inc Fund VI Ltd.

SIGNED by

/s/ MAX MAJOR CORP.

SIGNED by
/s/ Zhang Xiao Qi

Transferors

Series C-2 Preferred Shares

SIGNED by

/s/ Top Media Holdings Limited

Transferors

Series C-3 Preferred Shares

SIGNED by

/s/ Time Intelligent Finance Limited

SIGNED by

/s/ ShanghaiMed, Inc.

Transferors

Series D-1 Preferred Shares

SIGNED by

/s/ Top Fortune Win Ltd.

SIGNED by

/s/ Favoured Star Ltd.

SIGNED by

/s/ Star Rising Ltd.

SIGNED by

/s/ Fortune Diamond Ltd.

SIGNED by

/s/ Time Intelligent Finance Limited

SIGNED by

/s/ Fullberto Limited

Transferors

Series D-1 Preferred Shares

SIGNED by
/s/ Ying Ci

SIGNED by

/s/ Popular World Ltd

SIGNED by

/s/ Pacven Walden Ventures VI, L.P.

SIGNED by

/s/ Pacven Walden Ventures Parallel VI, L.P.

SIGNED by

/s/ Splendour Path Limited

SIGNED by

/s/ Wisdom Power International Limited

Transferors

Series D-1 Preferred Shares

SIGNED by

/s/ Celestial Speed Investments Limited

SIGNED by

/s/ Chrisfield Limited
AvantaLion, LLC

Transferors

Series D-2 Preferred Shares

SIGNED by

/s/ Top Fortune Win Ltd.

SIGNED by

/s/ Favoured Star Ltd.

SIGNED by

/s/ Time Intelligent Finance Limited

SIGNED by

/s/ Clarity Creek International Limited

SIGNED by

/s/ Zero2IPO China Angel Fund I, L.P.

SIGNED by

/s/ Zero2IPO China Angel Affiliates Fund I,
L.L.C.

Transferors

Series D-2 Preferred Shares

SIGNED by

/s/ Pacven Walden Ventures VI, L.P.

SIGNED by

/s/ Pacven Walden Ventures Parallel VI, L.P.

SIGNED by

/s/ WI Harper Inc Fund VI Ltd

SIGNED by

/s/ AvantaLion, LLC

Transferors

Series E Preferred Shares

SIGNED by

/s/ United Sheen Limited

SIGNED by

/s/ Pacven Walden Ventures VI, L.P.

SIGNED by

/s/ Pacven Walden Ventures Parallel VI, L.P.

SIGNED by

/s/ Clarity Creek International Limited

SIGNED by

/s/ NewQuest Asia Investments Limited

SIGNED by

/s/ C. Power Enterprise Limited

Transferors

Series E Preferred Shares

SIGNED by

/s/ MAX MAJOR CORP.

SIGNED by
/s/ Zhang Xiao Qi

SIGNED by

/s/ Ora Investment Pte Ltd.

SIGNED by

/s/ BEIDMHK Holding limited

Transferors

Series F-1 Preferred Shares

SIGNED by

/s/ Broad Street Principal Investments, L.L.C.

SIGNED by

/s/ MBD 2013, L.P.

SIGNED by

/s/ MBD 2013 Offshore, L.P.

SIGNED by

/s/ Bridge Street 2013, L.P.

SIGNED by

/s/ Bridge Street 2013 Offshore, L.P.

SIGNED by

/s/ Ora Investment Pte Ltd.

Transferors

Series F-2 Preferred Shares

SIGNED by

/s/ BEIDMHK Holding Limited